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                                                                   EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-45294) and the Registration Statements on Form S-8 (No. 333-92403 and No. 333-07785) of adam.com, Inc. of our report dated February 28, 2001, appearing on page 35 of this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
March 28, 2001